UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 18, 2004

Health & Nutrition Systems International, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-29245	65-0452156
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3750 Investment Lane, Suite 5, West Palm Beach, Florida 33404

(Address of Principal Executive Office) (Zip Code)

561-863-8446

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Item 5.     Other Events and Regulation FD Disclosure

On May 18, 2004, the Company issued a press release announcing its operating results for the first quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release issued by the Company on May 18, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.

Date: May 20, 2004	By:
James A. Brown Chairman of the Board

INDEX TO EXHIBITS

Exhibit No.	Exhibit Description

99.1	Press Release issued by the Company on May 18, 2004